SBA PPP Loan	12 Months Ended
Dec. 31, 2022
Sba Ppp Loan
SBA PPP Loan

(8) SBA PPP Loan

On April 20, 2020, the Company received loan proceeds in the amount of $154,673 under the Paycheck Protection Program (“PPP”). The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after eight weeks provided the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the eight-week period.

On September 17, 2021, 100% of the PPP loan in the amount of $154,673 and accrued interest was forgiven by the SBA, and no repayment is required.